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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     June 26, 2000
                                                ---------------------------

                           COMPOSITE SOLUTIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




      FLORIDA                        000-24551               65-0790758
----------------------------   ---------------------    ---------------------
(State or other jurisdiction       (Commission             (IRS Employer
    of incorporation)              File Number)           Identification No.)

3655 NOBEL DRIVE, SAN DIEGO, CA                           92122
----------------------------------------    ------------------------------------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code        858-459-4843
                                                  ------------------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                                    FORM 8-K

COMPOSITE SOLUTIONS, INC.

JUNE 26, 2000

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.
        Not Applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
        Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.
        Not Applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On June 23, 2000, the Company was advised by Durland & Company, CPAs of Palm Beach Florida ("Durland") and the Company's independent accounting firm that Durland would not stand for re-election, effective immediately. During the Company's two most recent fiscal years and the subsequent interim periods up to the date of declining to stand for re-election, there were no disagreements on any matters of the accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Durland, would have caused Durland to make reference to the matter in its report. Durland's report on the Company's financial statements for each period for which it performed an audit of the Company's financial statements contained no adverse opinion or disclaimer of opinion, nor was modified or qualified as to uncertainty, audit scope, or accounting principles. The acceptance of Durland's decision to not stand for re-election was approved by the Board of Directors of the Company.

On June 23, 2000, Peterson and Company of San Diego, California was engaged as the principal accountant to audit the Company's financial statements, but has not yet provided consultation on accounting matters. The engagement of Peterson and Company was approved by the Board of Directors of the Company.

The Company has requested Durland to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated June 23, 2000 is filed as Exhibit 1 to this Form 8-K.

ITEM 5. OTHER EVENTS
        Not Applicable


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                                    FORM 8-K

COMPOSITE SOLUTIONS, INC.

JUNE 26, 2000





ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.
        Not Applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        Not Applicable

ITEM 8. CHANGE IN FISCAL YEAR.
        Not Applicable


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                                    FORM 8-K


COMPOSITE SOLUTIONS, INC.


                                       COMPOSITE SOLUTIONS, INC.
                                       -------------------------
                                             (Registrant)


Date: June 26, 2000

                                       By: /s/ GILBERT A. HEGEMIER
                                          ------------------------
                                          Gilbert A. Hegemier, President and CEO